<TEXT>
                                                Exhibit 32

                CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Monmouth Real Estate Investment Corporation (the "Company") for the quarterly period ended March 31, 2004 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), Eugene W. Landy, as President of the Company, and Anna
T. Chew, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)  The  Report fully complies with the requirements of  section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.








By:    /s/ Eugene W. Landy
Name:  Eugene W. Landy
Title: President and Chief Executive Officer
Date:  May 12, 2004




By:    /s/ Anna T. Chew
Name:  Anna T. Chew
Title: Chief Financial Officer
Date:  May 12, 2004